TAXES ON INCOME (Schedule of Deferred Income Taxes) (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets:
Net operating loss carry forward	$ 12,251	$ 7,964
Research and development expenses	1,181	2,245
Other	45	37
Total deferred tax assets	13,477	10,246
Less deferred tax liabilities associated with IPR&D	(253)	0
Deferred tax assets, net	13,224	10,246
Less: Valuation allowance	(13,224)	(10,246)	$ (6,925)	$ (5,376)
Net deferred tax asset	$ 0	$ 0